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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Perrigo Company
Allegan, Michigan


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (33-46262) of our report dated June 22, 2007 relating to the financial statements and supplemental schedule of Perrigo Company Profit-Sharing and Investment Plan appearing in this Form 11-K for the year ended December 31, 2006.


/s/ BDO SEIDMAN, LLP

Grand Rapids, Michigan
June 27, 2007